EXHIBIT 10.2

SECOND AMENDMENT TO

CREDIT AND SECURITY AGREEMENT

This SECOND Amendment to Credit AND SECURITY Agreement (this “Amendment”) is entered into as of May 23, 2013, by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (“Parent”), Frederick’s of Hollywood Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, Parent, Frederick’s and Stores, each individually, a “Borrower”, and collectively, the “Borrowers”) and SALUS CAPITAL PARTNERS, LLC (the “Lender”).

RECITALS

WHEREAS, Borrowers and Lender are parties to that certain Credit and Security Agreement, dated as of May 31, 2012 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”; all capitalized terms used but not specifically defined herein shall have the respective meanings provided for such terms in the Credit Agreement); and

WHEREAS, Borrowers have requested that the Lender reallocate the Obligations outstanding under the Line of Credit by increasing the amount of the FILO Advance from $9,000,000 to $14,000,000, and the Lender has agreed to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to the Credit Agreement. As of the effective date of this Amendment, the Credit Agreement is hereby amended as follows:

Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Maximum FILO Amount” in its entirety and replacing it with the following:

““Maximum FILO Amount” means $14,000,000, less any amounts repaid by Borrowers pursuant to Section 2.1(h), Section 2.1(i), and Section 2.7(c) of this Agreement; provided, however, that at any time following the occurrence of an Event of Default, at the election of the Lender, the Maximum FILO Amount shall equal the lesser of (i) $14,000,000, and (ii) eighty-five percent (85%) of the fair market value of Borrowers’ Intellectual Property Rights, based upon the most recent appraisal of Borrowers’ Intellectual Property Rights received by Lender.”

2.           Increase in FILO Advance. The Borrowers and the Lender acknowledge and agree that the modifications to the Credit Agreement contemplated by this Amendment effect an increase in the portion of the Line of Credit attributable to the FILO Advance and a resulting decrease in the portion of the Line of Credit attributable to the revolving portion of the Line of Credit, but no increase in the aggregate Maximum Line of Credit. For the avoidance of doubt, from and after the effective date of this Amendment, the outstanding balance of the Advances under the Credit Agreement which are effectively converted to a portion of the FILO Advance pursuant to this Amendment shall bear interest at the rate contemplated by Section 2.4(b) of the Credit Agreement. Concurrently with the execution of this Amendment the Borrowers shall pay to the Lender in cash the outstanding balance of PIK Interest under the Credit Agreement in the amount of $226,330.56.

3.           Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent (all documents to be in form and substance satisfactory to Lender):

(a)             Lender shall have received this Amendment executed by the Borrowers;

(b)             Lender shall have received the Amendment to the Fee Letter executed by the Borrowers;

(c)             Lender shall have received the resolutions of the board of directors or governing body of each of the Borrowers approving the execution and delivery of this Amendment and the transactions contemplated hereby;

(d)             After giving effect to this Amendment (i) all representations and warranties of the Borrowers set forth herein and in the Loan Documents shall be true and correct in all material respects, (ii) no Event of Default or any other event which, upon the lapse of time, service of notice, or both, which would constitute an Event of Default under any of the Loan Documents, shall have occurred and be continuing, and (iii) Borrowers shall be in compliance with the Credit Agreement and the other Loan Documents; and Borrowers shall have certified the foregoing matters to Lender; and

(e)             The Borrowers shall pay to the Lender an amendment fee of $50,000.00, which fee shall be fully earned on the effective date of this Amendment.

4.           Representations, Warranties. Borrowers represent that, after giving effect to this Amendment:

(a)             No consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment which has not been obtained and which remains in full force and effect; and

(b)             As of the date hereof, each of the representations and warranties of the Borrowers set forth in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date; and no Default or Event of Default exists under the Credit Agreement.

5.           Confirmation of Security Interests. Borrowers hereby confirm the security interests and liens granted by Borrowers to Lender, in and to the Collateral in accordance with the Credit Agreement and other Loan Documents as security for the Obligations.

2

6.           Payment of Lender Fees and Expenses. Borrowers agree to pay any and all fees and expenses, including reasonable counsel fees and disbursements, incurred by Lender in connection with the preparation and execution of this Amendment and all documents, instruments and agreements contemplated hereby.

7.           No Other Modifications, Conflicts with Loan Documents, etc. This Amendment is intended to supplement and modify the Credit Agreement and the rights and obligations of the parties under the Credit Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrowers to the Lenders are incorporated herein by reference. If there is a conflict between any of the provisions of the Credit Agreement and the provisions of this Amendment, then the provisions of this Amendment shall govern.

8.           Governing Law. This Amendment shall be construed in accordance with the substantive laws (other than conflict laws) of the State of New York.

9.           Full Force and Effect. Except as expressly amended hereby, all terms and conditions of the Credit Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrowers to the Lender pursuant thereto, shall remain unchanged and in full force and effect.

10.         Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be considered one and the same document. Delivery of an executed counterpart of a signature page of this document by facsimile or by electronic mail or e-mail file attachment shall be effective as delivery of a manually executed counterpart of this document.

11.         RELEASE. EACH BORROWER, TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWERS MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOAN OR ADVANCE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Signature Page Follows.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Credit and Security Agreement to be executed and delivered as of the day and year first above written.

BORROWERS:
FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FOH HOLDINGS, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

LENDER:
SALUS CAPITAL PARTNERS, LLC

By:	/s/ Kyle Shonak
Name: Kyle Shonak
Title: Senior Vice President

[Second Amendment to Credit and Security Agreement]